Q4 2018 Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2019 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 - 13 Third-Party Management Income 14 Capital Expenditure Summary 15 Debt Overview 16 Debt Covenant Compliance 17 Debt Maturities 18 Summary of Unconsolidated Joint Ventures 19 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 20 Property Overview - Square Feet & Occupancy 21 Occupancy Summary 22 Leasing Summary 23 Lease Expiration Schedule 24 Lease Expiration by Market 25 Top 20 Tenants & Tenant Industry Profile 26 Transaction Activity (1/1/16 - 2/13/19) 27 - 28 Development Projects 29 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 30 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 30 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 31 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 31 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned 32 - 33 properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned 34 - 35 properties Definitions 36 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our 2018 guidance and underlying assumptions; expectations on occupancy rates and additional growth in same store net operating income; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks relating to repositioning our portfolio; risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to acquisition and disposition activities; risks associated with possible cybersecurity attacks against us or any of our tenants; potential adverse impact of market interest rates on the market price for our securities; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended ; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2018 and subsequently filed periodic reports. On the Cover: New York, NY Supplemental Information - Q4 2018 2

Columbia Property Trust, Inc. Fourth Quarter 2018 Executive Summary Financial Highlights & Guidance:  For the fourth quarter of 2018, net income per diluted share was $0.04 (page 9), Normalized FFO (NFFO)(1) per diluted share was $0.40 (page 11), cash flows from operations were $36.6 million (page 30), Adjusted FFO (AFFO)(1) was $38.3 million (page 11), and same store net operating income (based on cash rents) increased 22.4% (page 12).  For 2018, net income per diluted share was $0.08 (page 9), Normalized FFO (NFFO)(1) per diluted share was $1.56 (page 11), cash flows from operations were $97.6 million (page 30), Adjusted FFO (AFFO)(1) was $129.1 million (page 11), and same store net operating income (based on cash rents) increased 13.9% (page 13).  We are issuing 2019 guidance for net income in a range of $0.18 to $0.23 per diluted share, and for NFFO in a range of $1.35 to $1.40. See page 6 for more information regarding our guidance. Operational and Transactional Highlights:  Acquired a 49.7% share of 799 Broadway in New York through a joint venture in October. The joint venture is developing a new office building at the property.  We signed a 115,000-square-foot lease with WeWork for the entire office portion of 149 Madison Avenue in New York and a five-year lease extension with Twitter for its entire 215,000 square feet at 249 West 17th Street in New York.  Portfolio is 97.4% leased and 95.7% occupied (page 21). Leased 442,000 square feet with positive GAAP and cash rent releasing spreads of 19.3% and 11.4%, respectively (page 23). Capital Allocation Highlights:  In December 2018, we amended and restated our revolving credit facility and $300 million term loan agreement, resulting in extended maturities and lowered borrowing costs for both facilities, as well as expanded capacity on our revolving credit facility (page 16).  In December 2018, we terminated the $120 million development authority bonds and offsetting capital lease obligation at our Three Glenlake property. This structure provided a 10 year partial real estate tax abatement that concluded during the quarter.  In October 2018, repaid the $20.7 million One Glenlake mortgage note two months prior to maturity. This was our last mortgage note outside of our joint ventures (page 16).  During the fourth quarter, we repurchased $28.7 million of common stock (page 5).  Paid quarterly dividends of $0.20 per share ($0.80 annualized), consistent with the dividend rate for the preceding quarters in 2018 (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 30 - 36. Supplemental Information – Q4 2018 3

Columbia Property Trust, Inc.

Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in high-barrier-to-entry U.S. office markets, primarily New York, San Francisco, and Washington D.C. Columbia is deeply experienced in transactions, asset management and repositioning, leasing, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 18 operating properties and two properties under development or redevelopment that contain nine million rentable square feet. Columbia has investment-grade ratings from both Moody's and Standard & Poor's. For more information, please visit www.columbia.reit.

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We share control of the operations of the properties owned through unconsolidated joint ventures, and recognize that proportional financial data may not depict all of the legal and economic implications of our interest in these joint ventures.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Linda M. Bolan
Senior Vice President
Property Management
and Sustainability

David T. Cheikin
Senior Vice President
Strategic Real Estate Initiatives

David S. Dowdney
Senior Vice President
Leasing

Wendy W. Gill
Senior Vice President
Corporate Operations
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Portfolio Management
and Transactions

Amy C. Tabb
Senior Vice President
Business Development

Board of Directors

Carmen M. Bowser
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt Stover
Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q4 2018 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	116,853	117,609	118,035	119,082	119,383
Weighted-Average Shares Outstanding - Diluted	117,359	118,207	118,462	119,350	119,841
High Closing Price	$23.53	$24.23	$22.79	$22.84	$23.16
Low Closing Price	$18.13	$22.45	$20.21	$19.61	$20.94
Average Closing Price	$21.42	$23.26	$21.66	$21.29	$22.18
Closing Price (as of period end)	$19.35	$23.64	$22.71	$20.46	$22.95
Dividends / Share (annualized)	$0.80	$0.80	$0.80	$0.80	$0.80
Dividend Yield (annualized) (1)	4.1%	3.4%	3.5%	3.9%	3.5%
Common Shares Outstanding (1)	116,698	117,984	117,974	118,602	119,789
Market Value of Common Shares (1)	$2,258,106	$2,789,142	$2,679,190	$2,426,597	$2,749,158
Total Market Capitalization (1) (2)	$3,806,089	$4,214,592	$4,094,199	$4,078,710 (3)	$4,540,084 (3)
Common Stock Repurchases					
Shares Purchased	1,286	-	659	1,296	-
Weighted-Average Price Per Share	$22.32	-	$21.97	$21.03	-
Total Value of Shares Purchased	$28,705	-	$14,490	$27,258	-

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs
Andrew Rosivach
212-902-2796

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Vikram Malhotra
212-761-7064

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Wells Fargo
Thierry Perrein
704-410-3262

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.
(3) Excludes the $49 million mortgage note on 263 Shuman Boulevard, which matured in July 2017. The company transferred the property to the lender on April 13, 2018.

Supplemental Information - Q4 2018 5

Columbia Property Trust, Inc. 2019 Guidance Unaudited Twelve Months Ending 12/31/2019 Per share Low High Net income $0.18 $0.23 Real estate depreciation & amortization 1.17 1.17 Funds From Operations $1.35 $1.40 Normalized Funds From Operations $1.35 $1.40 2019 Portfolio Assumptions l Same Store NOI - Cash 8% - 10% l Leased percentage at year end: 95% - 97% l G&A expense - corporate $34M - $36M l Weighted-average common shares outstanding - diluted: 117M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Wednesday, February 13, 2019, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through February 27, 2019, by dialing (877) 344-7529 and entering the confirmation number, 10127070. A webcast of the call will also be available at the company's website, www.columbia.reit. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Supplemental Information - Q4 2018 6

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Assets:					
Real estate assets, at cost:					
Land (1)	$ 817,975	$ 817,975	$ 817,975	$ 825,208	$ 825,208
Buildings and improvements (1)	2,313,396	2,281,352	2,258,098	2,467,632	2,452,215
Buildings and improvements, accumulated depreciation	(403,355)	(384,068)	(364,262)	(407,894)	(388,796)
Intangible lease asset	183,421	181,522	182,618	293,325	293,325
Intangible lease asset, accumulated amortization	(84,881)	(84,323)	(81,040)	(99,092)	(94,065)
Construction in progress (1)	33,800	39,599	49,135	46,814	44,742
Total real estate assets	**$ 2,860,356**	**$ 2,852,057**	**$ 2,862,524**	**$ 3,125,993**	**$ 3,132,629**
Investment in unconsolidated joint ventures (page 8)	1,071,353	1,045,044	1,053,092	1,058,441	943,242
Cash and cash equivalents	17,118	15,596	11,961	21,068	9,567
Tenant receivables, net of allowance for doubtful accounts	3,258	2,815	2,241	2,435	2,128
Straight line rent receivable	87,159	83,023	77,519	102,415	92,235
Prepaid expenses and other assets	23,218	31,316	29,242	25,189	27,683
Intangible lease origination costs	99,440	99,579	99,812	100,424	100,424
Intangible lease origination costs, accumulated amortization	(65,348)	(63,953)	(61,810)	(59,884)	(57,465)
Deferred lease costs	105,174	93,248	86,765	171,281	167,560
Deferred lease costs, accumulated amortization	(27,735)	(26,990)	(25,606)	(28,562)	(26,464)
Investment in development authority bonds	-	120,000	120,000	120,000	120,000
Total assets	**$ 4,173,993**	**$ 4,251,735**	**$ 4,255,740**	**$ 4,638,800**	**$ 4,511,539**
Liabilities:					
Line of credit and notes payable	$ 632,000	$ 559,700	$ 549,537	$ 835,363	$ 974,176
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(8,154)	(7,455)	(7,852)	(8,687)	(9,235)
Accounts payable, accrued expenses, and accrued capital expenditures	49,117	52,725	50,729	105,772	125,002
Distributions payable	23,340	-	-	-	23,961
Deferred income	15,593	15,724	16,000	18,264	18,481
Intangible lease liabilities	42,847	42,594	42,594	44,894	46,878
Intangible lease liabilities, accumulated amortization	(21,766)	(20,753)	(19,280)	(19,265)	(19,660)
Obligations under capital leases	-	120,000	120,000	120,000	120,000
Total liabilities	**$ 1,432,977**	**$ 1,462,535**	**$ 1,451,728**	**$ 1,796,341**	**$ 1,979,603**
Equity:					
Common stock	$ 1,167	$ 1,180	$ 1,180	$ 1,186	$ 1,198
Additional paid in capital	4,421,587	4,448,688	4,447,054	4,459,354	4,487,071
Cumulative distributions in excess of earnings	(1,684,082)	(1,665,745)	(1,648,577)	(1,621,498)	(1,957,236)
Other comprehensive loss	2,344	5,077	4,355	3,417	903
Total equity	**$ 2,741,016**	**$ 2,789,200**	**$ 2,804,012**	**$ 2,842,459**	**$ 2,531,936**
Total liabilities and equity	**$ 4,173,993**	**$ 4,251,735**	**$ 4,255,740**	**$ 4,638,800**	**$ 4,511,539**

(1) As of December 31, 2018, these accounts include the following balances related to the redevelopment of the 149 Madison property: $59.1 million in land, $29.0 million in buildings and improvements, and $8.0 million in construction in progress.

Supplemental Information - Q4 2018 7

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	12/31/2018	**9/30/2018**	**6/30/2018**	**3/31/2018**	**12/31/2017**
Assets:					
Real estate assets, at cost:					
Land (2)	$ 297,785	$ 225,227	$ 225,227	$ 225,227	$ 257,231
Buildings and improvements	769,984	768,592	765,908	760,806	852,317
Buildings and improvements, accumulated depreciation	(54,440)	(48,254)	(42,015)	(35,884)	(31,298)
Intangible lease asset	43,163	43,760	44,012	44,145	47,465
Intangible lease asset, accumulated amortization	(9,694)	(8,867)	(7,580)	(6,066)	(4,640)
Construction in progress (2)	12,965	3,473	3,429	3,953	4,409
Total real estate assets	**$ 1,059,763**	**$ 983,931**	**$ 988,981**	**$ 992,181**	**$ 1,125,484**
Cash and cash equivalents	23,666	19,676	22,251	20,961	27,931
Tenant receivables, net of allowance for doubtful accounts	911	1,229	1,623	1,674	1,721
Straight line rent receivable	19,437	18,509	17,065	16,197	16,274
Prepaid expenses and other assets	4,008	3,571	4,573	3,788	3,763
Intangible lease origination costs	30,423	30,515	30,802	30,851	35,057
Intangible lease origination costs, accumulated amortization	(6,593)	(5,801)	(5,217)	(4,324)	(3,652)
Deferred lease costs	21,271	20,632	19,854	21,348	22,570
Deferred lease costs, accumulated amortization	(4,960)	(4,327)	(3,760)	(3,284)	(2,950)
Total assets	**$ 1,147,926**	**$ 1,067,935**	**$ 1,076,172**	**$ 1,079,392**	**$ 1,226,198**
Liabilities:					
Line of credit and notes payable	$ 215,983	$ 165,750	$ 165,750	$ 165,750	$ 165,750
Fees on notes payable	(2,827)	(128)	(135)	(142)	(149)
Accounts payable, accrued expenses, and accrued capital expenditures	36,163	30,606	30,064	28,119	31,822
Deferred income	4,311	2,772	3,287	3,478	3,488
Intangible lease liabilities	116,422	116,758	117,336	117,336	121,455
Intangible lease liabilities, accumulated amortization	(11,441)	(10,464)	(9,778)	(8,405)	(7,379)
Total liabilities	**$ 358,611**	**$ 305,294**	**$ 306,524**	**$ 306,136**	**$ 314,987**
Total equity	**$ 789,315**	**$ 762,641**	**$ 769,648**	**$ 773,256**	**$ 911,211**

Total equity	**$ 789,315**	**$ 762,641**	**$ 769,648**	**$ 773,256**	**$ 911,211**
Basis differences, net of $5,227 of accumulated amortization (3)	282,038	282,403	283,444	285,185	32,031
Investment in unconsolidated joint ventures (page 7)	**$ 1,071,353**	**$ 1,045,044**	**$ 1,053,092**	**$ 1,058,441**	**$ 943,242**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 19).
(2) As of December 31, 2018, these accounts include the following balances related to the development of the 799 Broadway property: $72.6 million in land and $8.5 million in construction in progress.
(3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of each partner's acquisition of an interest in the joint venture, and formation costs incurred by CXP. The basis difference as of December 31, 2018 includes the step up resulting from the adoption of Accounting Standards Update 2017-05. Basis differences are being amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q4 2018 8

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Revenues:							
Rental income and tenant reimbursements	$ 283,252	$ 280,570	$ 71,746	$ 69,737	$ 71,409	$ 70,360	$ 68,652
Hotel income	-	1,339	-	-	-	-	-
Asset & property management fee income	7,384	3,782	1,982	1,825	1,818	1,759	1,656
Other property income (1) (2)	7,307	3,309	1,795	1,778	2,143	1,591	1,317
Total revenues	**$ 297,943**	**$ 289,000**	**$ 75,523**	**$ 73,340**	**$ 75,370**	**$ 73,710**	**$ 71,625**
Operating expenses:							
Property operating costs	88,813	87,805	22,301	21,000	22,450	23,062	23,302
Hotel operating costs	-	2,089	-	-	-	-	4
Asset and property management fee expense	854	918	235	206	205	208	201
Depreciation	81,795	80,394	20,401	19,878	20,681	20,835	19,865
Amortization	32,554	32,403	7,995	7,920	8,623	8,016	7,885
Impairment loss on real estate assets	30,812	-	-	-	30,812	-	-
General and administrative - corporate	32,979	34,966	8,600	8,303	8,282	7,794	9,963
General and administrative - unconsolidated joint ventures	3,108	1,454	895	746	736	731	741
Total operating expenses	**$ 270,915**	**$ 240,029**	**$ 60,427**	**$ 58,053**	**$ 91,789**	**$ 60,646**	**$ 61,961**
Operating income	**$ 27,028**	**$ 48,971**	**$ 15,096**	**$ 15,287**	**$ (16,419)**	**$ 13,064**	**$ 9,664**
Other income (expense):							
Interest expense	(49,628)	(53,316)	(11,768)	(11,251)	(12,514)	(14,095)	(14,408)
Capital lease obligation interest expense	(6,871)	(7,200)	(1,471)	(1,800)	(1,800)	(1,800)	(1,800)
Development authority bond income	6,871	7,200	1,471	1,800	1,800	1,800	1,800
Interest and other income	23	2,329	3	3	14	3	61
Gain on sale of unconsolidated joint venture interests	762	-	-	-	-	762	-
Gain (loss) on extinguishment of debt	23,340	(325)	(373)	-	23,713	-	-
Total other income (expense)	**$ (25,503)**	**$ (51,312)**	**$ (12,138)**	**$ (11,248)**	**$ 11,213**	**$ (13,330)**	**$ (14,347)**
Income (loss) before income tax expense, income (loss) from unconsolidated joint ventures and gain on sale of real estate assets	**$ 1,525**	**$ (2,341)**	**$ 2,958**	**$ 4,039**	**$ (5,206)**	**$ (266)**	**$ (4,683)**
Income tax expense	(37)	213	(21)	(3)	(6)	(7)	(165)
Income (loss) before income (loss) from unconsolidated joint ventures and gain on sale of real estate assets	**$ 1,488**	**$ (2,128)**	**$ 2,937**	**$ 4,036**	**$ (5,212)**	**$ (273)**	**$ (4,848)**
Income (loss) from unconsolidated joint ventures (p. 10)	8,003	2,651	2,066	2,393	1,773	1,771	3,500
Income (loss) before gain on sale of real estate assets	**$ 9,491**	**$ 523**	**$ 5,003**	**$ 6,429**	**$ (3,439)**	**$ 1,498**	**$ (1,348)**
Gain on sale of real estate assets	-	175,518	-	-	-	-	-
Net income (loss)	**$ 9,491**	**$ 176,041**	**$ 5,003**	**$ 6,429**	**$ (3,439)**	**$ 1,498**	**$ (1,348)**
Weighted-average common shares outstanding - basic	117,888	120,795	116,853	117,609	118,035	119,082	119,383
Net income (loss) per share - basic	**$ 0.08**	**$ 1.45**	**$ 0.04**	**$ 0.05**	**$ (0.03)**	**$ 0.01**	**$ (0.01)**
Weighted-average common shares outstanding - diluted	118,311	121,159	117,359	118,207	118,462	119,350	119,841
Net income (loss) per share - diluted	**$ 0.08**	**$ 1.45**	**$ 0.04**	**$ 0.05**	**$ (0.03)**	**$ 0.01**	**$ (0.01)**

(1) Other property income includes lease termination income, cafeteria revenue, fitness center revenue, and management fee reimbursements.

(2) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q4 2018 9

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Revenues:							
Rental income and tenant reimbursements	$ 112,391	$ 60,806	$ 28,441	$ 27,995	$ 27,446	$ 28,509	$ 27,885
Other property income (2) (3)	132	-	68	-	-	64	-
Total revenues	**$ 112,523**	**$ 60,806**	**$ 28,509**	**$ 27,995**	**$ 27,446**	**$ 28,573**	**$ 27,885**
Operating expenses:							
Property operating costs	41,617	25,660	10,797	10,276	10,216	10,328	11,092
Asset and property management fee expense	4,179	2,426	1,049	1,040	1,030	1,060	1,112
Depreciation	33,543	15,445	8,442	8,212	8,212	8,677	6,648
Amortization	17,842	5,856	4,228	4,309	4,422	4,883	3,257
General and administrative	578	287	270	96	76	136	164
Acquisition fees and expenses	-	43	-	-	-	-	-
Total operating expenses	**$ 97,759**	**$ 49,717**	**$ 24,786**	**$ 23,933**	**$ 23,956**	**$ 25,084**	**$ 22,273**
Operating income	**$ 14,764**	**$ 11,089**	**$ 3,723**	**$ 4,062**	**$ 3,490**	**$ 3,489**	**$ 5,612**
Other income (expense):							
Interest expense	(6,838)	(8,432)	(1,709)	(1,709)	(1,709)	(1,711)	(2,108)
Interest and other income	102	-	59	43	(1)	1	-
Total other income (expense)	**$ (6,736)**	**$ (8,432)**	**$ (1,650)**	**$ (1,666)**	**$ (1,710)**	**$ (1,710)**	**$ (2,108)**
Income (loss) before income tax expense	**$ 8,028**	**$ 2,657**	**$ 2,073**	**$ 2,396**	**$ 1,780**	**$ 1,779**	**$ 3,504**
Income tax benefit (expense)	(25)	(6)	(7)	(3)	(7)	(8)	(4)
Income (loss) from unconsolidated joint ventures	**$ 8,003**	**$ 2,651**	**$ 2,066**	**$ 2,393**	**$ 1,773**	**$ 1,771**	**$ 3,500**

(1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 19).

(2) Other property income includes lease termination income.

(3) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q4 2018 10

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net Operating Income (based on GAAP rents)	**$ 271,499**	**$ 228,875**	**$ 68,638**	**$ 67,953**	**$ 68,049**	**$ 66,859**	**$ 63,170**
Non-cash carrying costs for Shuman Boulevard (2)	2,063	3,420	-	-	196	1,867	1,903
Asset & property management fee income	7,384	3,782	1,982	1,825	1,818	1,759	1,656
General and administrative - corporate	(32,979)	(34,966)	(8,600)	(8,303)	(8,282)	(7,794)	(9,963)
General and administrative - unconsolidated joint ventures	(3,108)	(1,454)	(895)	(746)	(736)	(731)	(741)
Interest expense (net)	(56,477)	(58,187)	(13,236)	(13,049)	(14,300)	(15,892)	(16,147)
Interest income from development authority bonds	6,871	7,200	1,471	1,800	1,800	1,800	1,800
Income tax expense	(37)	213	(21)	(3)	(6)	(7)	(165)
Adjustments included in income (loss) from unconsolidated joint ventures	(11,226)	(10,530)	(2,899)	(2,731)	(2,747)	(2,849)	(3,321)
Normalized FFO	**$ 183,990**	**$ 138,353**	**$ 46,440**	**$ 46,746**	**$ 45,792**	**$ 45,012**	**$ 38,192**
Normalized FFO per share (basic)	**$ 1.56**	**$ 1.15**	**$ 0.40**	**$ 0.40**	**$ 0.39**	**$ 0.38**	**$ 0.32**
Normalized FFO per share (diluted)	**$ 1.56**	**$ 1.14**	**$ 0.40**	**$ 0.40**	**$ 0.39**	**$ 0.38**	**$ 0.32**
Net Operating Income (based on cash rents)	**$ 231,601**	**$ 194,782**	**$ 61,669**	**$ 58,988**	**$ 56,701**	**$ 54,243**	**$ 51,175**
Non-cash carrying costs for Shuman Boulevard (2)	2,063	3,420	-	-	196	1,867	1,903
Asset & property management fee income	7,384	3,782	1,982	1,825	1,818	1,759	1,656
General and administrative - corporate	(32,979)	(34,966)	(8,600)	(8,303)	(8,282)	(7,794)	(9,963)
General and administrative - unconsolidated joint ventures	(3,108)	(1,454)	(895)	(746)	(736)	(731)	(741)
Stock based compensation expense in G&A (3)	6,966	7,580	1,614	1,630	2,194	1,528	2,072
Straight-line rent receivable write-off in G&A (4)	350	-	-	-	350	-	-
Interest expense - cash (net)	(46,501)	(47,977)	(11,088)	(10,529)	(11,673)	(13,211)	(13,577)
Income tax expense	(37)	213	(21)	(3)	(6)	(7)	(165)
Adjustments included in income (loss) from unconsolidated joint ventures	(12,775)	(10,504)	(3,273)	(3,124)	(3,140)	(3,238)	(3,316)
Maintenance capital (5) (6)	(23,824)	(36,245)	(3,128)	(10,877)	(5,283)	(4,536)	(11,742)
AFFO	**$ 129,140**	**$ 78,631**	**$ 38,260**	**$ 28,861**	**$ 32,139**	**$ 29,880**	**$ 17,302**
Weighted-average common shares outstanding - basic	117,888	120,795	116,853	117,609	118,035	119,082	119,383
Weighted-average common shares outstanding - diluted	118,311	121,159	117,359	118,207	118,462	119,350	119,841

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(2) The OfficeMax lease expired in May 2017, and the non-recourse mortgage note matured in July 2017. The property was transferred to the lender on April 13, 2018 in settlement of the loan principal, accrued interest expense and accrued property operating expenses.

(3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(4) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(5) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.

(6) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19).

Supplemental Information - Q4 2018 11

Columbia Property Trust, Inc.

Net Operating Income (1)

Unaudited (in thousands)

	Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net Operating Income (based on GAAP rents)					
Revenues:					
Rental Income and Tenant Reimbursements	$ 60,427	$ 59,275	$ 58,170	$ 55,594	$ 55,326
Other Property Income	1,795	1,778	2,143	1,577	1,273
Total Revenues	**$ 62,222**	**$ 61,053**	**$ 60,313**	**$ 57,171**	**$ 56,599**
Total Operating Expenses	**(20,057)**	**(19,727)**	**(19,470)**	**(18,951)**	**(19,090)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (2)	**$ 42,165**	**$ 41,326**	**$ 40,843**	**$ 38,220**	**$ 37,509**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 14,105**	**$ 14,003**	**$ 13,472**	**$ 13,590**	**$ 10,621**
Same Store NOI (based on GAAP rents)	**$ 56,270**	**$ 55,329**	**$ 54,315**	**$ 51,810**	**$ 48,130**
Net Operating Income from:					
Acquisitions (4)	12,418	12,586	11,625	10,989	9,703
Dispositions (5) (6)	(50)	38	2,109	4,060	5,337
Net Operating Income (based on GAAP rents)	**$ 68,638**	**$ 67,953**	**$ 68,049**	**$ 66,859**	**$ 63,170**
Net Operating Income (based on cash rents)					
Revenues:					
Rental Income and Tenant Reimbursements	$ 57,609	$ 54,713	$ 53,289	$ 51,463	$ 48,929
Other Property Income	1,795	1,778	2,143	1,577	1,273
Total Revenues	**$ 59,404**	**$ 56,491**	**$ 55,432**	**$ 53,040**	**$ 50,202**
Total Operating Expenses	**(19,922)**	**(19,592)**	**(19,334)**	**(18,814)**	**(18,952)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (2)	**$ 39,482**	**$ 36,899**	**$ 36,098**	**$ 34,226**	**$ 31,250**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 12,590**	**$ 12,003**	**$ 12,005**	**$ 11,814**	**$ 11,305**
Same Store NOI (based on cash rents)	**$ 52,072**	**$ 48,902**	**$ 48,103**	**$ 46,040**	**$ 42,555**
Same Store NOI - % Change (same quarter prior year)	**22.4%**				
Net Operating Income from:					
Acquisitions (4)	9,647	10,048	8,938	8,236	7,154
Dispositions (5) (6)	(50)	38	(340)	(33)	1,466
Net Operating Income (based on cash rents)	**$ 61,669**	**$ 58,988**	**$ 56,701**	**$ 54,243**	**$ 51,175**

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.
(2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.
(3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).
(4) Reflects activity for the following properties acquired since October 1, 2017, for all periods presented: Lindbergh Center (retail), 799 Broadway (49.7% share), 149 Madison Avenue, 1800 M Street (55% share), 218 West 18th Street, and 249 West 17th Street.
(5) Reflects activity for the following properties sold since October 1, 2017, for all periods presented: 222 East 41st Street, University Circle (22.5% share), and 333 Market Street (22.5% share).
(6) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

Supplemental Information - Q4 2018 12

Columbia Property Trust, Inc.

Net Operating Income (1)

Unaudited (in thousands)

	Twelve Months Ended	
	12/31/2018	12/31/2017
Net Operating Income (based on GAAP rents)		
Revenues:		
Rental Income and Tenant Reimbursements	$ 233,466	$ 215,459
Other Property Income	7,293	3,214
Total Revenues	**$ 240,759**	**$ 218,673**
Total Operating Expenses	**(78,203)**	**(72,920)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (2)	**$ 162,556**	**$ 145,753**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 52,879**	**$ 39,470**
Same Store NOI (based on GAAP rents)	**$ 215,435**	**$ 185,223**
Net Operating Income from:		
Acquisitions (4)	49,907	10,792
Dispositions (5) (6)	6,157	32,860
Net Operating Income (based on GAAP rents)	**$ 271,499**	**$ 228,875**
Net Operating Income (based on cash rents)		
Revenues:		
Rental Income and Tenant Reimbursements	$ 217,074	$ 199,000
Other Property Income	7,293	3,214
Total Revenues	**$ 224,367**	**$ 202,214**
Total Operating Expenses	**(77,662)**	**(72,375)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (2)	**$ 146,705**	**$ 129,839**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 42,565**	**$ 36,381**
Same Store NOI (based on cash rents)	**$ 189,270**	**$ 166,220**
Same Store NOI - % Change (same quarter prior year)	**13.9%**	
Net Operating Income from:		
Acquisitions (4)	42,716	10,223
Dispositions (5) (6)	(385)	18,339
Net Operating Income (based on cash rents)	**$ 231,601**	**$ 194,782**

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.
(2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.
(3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).
(4) Reflects activity for the following properties acquired since January 1, 2017, for all periods presented: Lindbergh Center (retail), 799 Broadway (49.7% share), 149 Madison Avenue, 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).
(5) Reflects activity for the following properties sold since January 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, and 515 Post Oak.
(6) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

Supplemental Information - Q4 2018 13

Columbia Property Trust, Inc.

Third-Party Management Income

Unaudited (in thousands)

Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 12/31/18: Market Square - 51%, University Circle - 55%, 333 Market Street - 55% and 1800 M Street - 55%.

	Twelve Months Ended		Three Months Ended				
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
JV Total:							
Asset & property management fee income (page 9) (1)	$ 7,384	$ 3,782	$ 1,982	1,825	1,818	1,759	1,656
General and administrative - unconsolidated joint ventures (page 9)	(3,108)	(1,454)	(895)	(746)	(736)	(731)	(741)
Subtotal	**$ 4,276**	**$ 2,328**	**$ 1,087**	**$ 1,079**	**$ 1,082**	**$ 1,028**	**$ 915**
Less CXP Share:							
Asset & property management fee income	$ 3,987	$ 2,295	$ 1,070	$ 967	$ 955	$ 995	$ 1,045
General and administrative - unconsolidated joint ventures	(1,689)	(937)	(480)	(400)	(395)	(414)	(471)
Subtotal	**$ 2,298**	**$ 1,358**	**$ 590**	**$ 567**	**$ 560**	**$ 581**	**$ 574**
JV Partner's Share:							
Asset & property management fee income	$ 3,397	$ 1,487	$ 912	$ 858	$ 863	$ 764	$ 611
General and administrative - unconsolidated joint ventures	(1,419)	(517)	(415)	(346)	(341)	(317)	(270)
Total - Third-Party Management Income	**$ 1,978**	**$ 970**	**$ 497**	**$ 512**	**$ 522**	**$ 447**	**$ 341**

(1) Includes non-recurring leasing fees.

Supplemental Information - Q4 2018 14

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Maintenance					
Building Capital	$ 2,548	$ 2,151	$ 2,219	$ 2,070	$ 1,758
Tenant Improvements	(2,150)	1,677	1,637	1,485	1,428
Leasing Commissions	2,841	3,986	1,510	1,134	5,909
Other Leasing Costs	(111)	3,063	(83)	(153)	2,647
Total - Maintenance	**$ 3,128**	**$ 10,877**	**$ 5,283**	**$ 4,536**	**$ 11,742**
Investment					
Building Capital	$ 3,548	$ 8,404	$ 7,606	$ 5,868	$ 7,584
Tenant Improvements	6,229	2,821	12,490	8,100	11,199
Leasing Commissions	7,749	543	2,329	2,730	7,443
Other Leasing Costs	(85)	(52)	(2,113)	428	530
Development Projects (see page 29)					
149 Madison Avenue (2)	5,366	1,393	1,683	1,690	1,132
799 Broadway (3)	6,119	-	-	-	-
Total - Investment	**$ 28,926**	**$ 13,109**	**$ 21,995**	**$ 18,816**	**$ 27,888**
Maintenance & Investment					
Building Capital	$ 6,096	$ 10,555	$ 9,825	$ 7,938	$ 9,342
Tenant Improvements	4,079	4,498	14,127	9,585	12,627
Leasing Commissions	10,590	4,529	3,839	3,864	13,352
Other Leasing Costs	(196)	3,011	(2,196)	275	3,177
Development Projects	11,485	1,393	1,683	1,690	1,132
Total - Maintenance & Investment	**$ 32,054**	**$ 23,986**	**$ 27,278**	**$ 23,352**	**$ 39,630**

(1) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19).

(2) Amounts include capitalized interest of $0.9 million, $0.8 million, $0.8 million, $0.8 million, and $0.3 million, respectively.

(3) Amounts include capitalized interest of $1.2 million.

NOTE: See page 36 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q4 2018 15

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 12/31/2018)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Debt - JV					
799 Broadway - Construction Loan	October-21	LIBOR + 425 bps	Floating	$ 50,233 (1)	3.3%
Market Square	July-23	5.07%	Fixed	165,750 (2)	10.7%
Weighted Average / Secured - Mortgage Notes	**4.1 Years**	**5.43%**		**$ 215,983**	**14.0%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$150 Million Term Loan (3)	July-22	3.07%	Fixed	$ 150,000	9.7%
$650 Million Revolving Credit Facility (4)	January-23	LIBOR + 90 bps	Floating	482,000	31.1%
$300 Million Term Loan (5)	January-24	LIBOR + 100 bps	Floating	-	0.0%
Weighted Average / Bank Facilities	**4.0 Years**	**3.19%**		**$ 632,000**	**40.8%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	22.6%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	22.6%
Weighted Average / Bonds	**6.9 Years**	**3.90%**		**$ 700,000**	**45.2%**
Weighted Average / Unsecured	**5.5 Years**	**3.56%**		**$ 1,332,000**	**86.0%**

Weighted Average / Total Debt	**5.3 Years**	**3.82% (6)**		**$ 1,547,983**	**100.0%**

Debt - consolidated	$ 1,332,000
Debt - unconsolidated	215,983
Total Debt	**$ 1,547,983**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	6.0 Years	3.97%		$ 1,015,750	65.6%
Floating Rate Debt	4.0 Years	3.54%		532,233	34.4%
Total	**5.3 Years**	**3.82% (6)**		**$ 1,547,983**	**100.0%**

Debt Ratios	
Net Debt (Average) to Adjusted EBITDA*re* - Q4 2018 (7)	6.1x
Net Debt to Gross Real Estate Assets - 12/31/18 (7)	31.6%

(1) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance, in which CXP owns a 49.7% interest through an unconsolidated joint venture. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement that caps LIBOR at 4%.

(2) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(3) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of

(4) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options.

(5) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.85% to 1.65% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.65% based on credit rating. The term loan is currently undrawn and includes a delayed-draw feature allowing CXP until December 7, 2019 to fully draw the loan in up to three installments.

(6) During fourth quarter of 2018, CXP's ownership share of interest expense and capitalized interest were $14.9 million ($1.5 million relates to CXP's capital lease obligation and is fully offset by interest income) and $2.2 million, respectively.

(7) Net debt is calculated by reducing our debt balance for cash on hand.

Supplemental Information - Q4 2018 16

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 12/31/2018) Bond Covenant Compliance Metric Actual (12/31/18) Debt to Total Asset Value Ratio Max 60% 28.9% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.35x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 265.0% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (12/31/18) Debt to Total Asset Value Ratio Max 60% 35.1% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.74x Secured Debt to Total Asset Value Ratio Max 40% 4.8% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 39.9% Unencumbered Interest Coverage Ratio Min 1.75x 4.79x Supplemental Information - Q4 2018 17

Columbia Property Trust, Inc.

Debt Maturities

Unaudited ($ in thousands) (at 12/31/2018)

Maturity	Secured Mortgage Debt	Unsecured Bank Facilities	Unsecured Bonds	Total Debt	% of Total Debt	Interest Rate (1)	% of Gross Real Estate Assets
2019	$ -	$ -	$ -	$ -	0.0%	0.00%	0.0%
2020	-	-	-	-	0.0%	0.00%	0.0%
2021	50,233	-	-	50,233	3.3%	6.60%	1.1%
2022	-	150,000	-	150,000	9.7%	3.07%	3.2%
2023	165,750	482,000	-	647,750	41.8%	3.70%	13.7%
2024	-	-	-	-	0.0%	0.00%	0.0%
2025	-	-	350,000	350,000	22.6%	4.15%	7.4%
2026	-	-	350,000	350,000	22.6%	3.65%	7.4%
Total	**$ 215,983**	**$ 632,000**	**$ 700,000**	**$ 1,547,983**	**100.0%**	**3.82%**	**32.8%**
% of Total Debt	**14.0%**	**40.8%**	**45.2%**				


Maturity Schedule ($M)
$700
$600
$500
$400
$300
$200
$100
$0
3.70%
$482
$166
3.07%
$150
6.60%
$50
4.15%
3.65%
$350
$350
2019
2020
2021
2022
2023
2024
2025
2026
Mortgage Debt - JV
Term Loans
Line of Credit
Bonds

(1) Weighted average. Includes effective rates on variable rate loans swapped to fixed.

Supplemental Information - Q4 2018 18

Columbia Property Trust, Inc. Summary of Unconsolidated Joint Ventures Unaudited ($ in thousands) (at 12/31/2018) Investment in Unconsolidated Joint Property CXP Ownership Venture Market Square 51% $ 134,250 (1) 333 Market Street 55% 273,783 University Circle 55% 292,951 114 5th Avenue 49.5% 99,283 1800 M Street 55% 237,333 799 Broadway 49.7% 33,753 (2) Investment in Unconsolidated Joint Ventures (page 8) $ 1,071,353 (3) 333 Market Street University Circle 114 5th Avenue Total (gross) Amortization Total (net) (1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 16). (2) 799 Broadway Joint Venture holds a construction loan with a balance of $101.1 million. CXP's ownership share is $50.2 million (see page 16). (3) Includes basis differences (see footnote 2 page 8). Supplemental Information - Q4 2018 19

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 12/31/2018)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)	Annualized Lease Revenue (ALR)	Net Operating Income - Q4 2018 (based on GAAP rents)	Net Operating Income - Q4 2018 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 506,481	$ 36,870	$ 6,985	$ 6,839
315 Park Avenue South	New York, NY	100%		401,591	28,137	3,262	1,705
249 West 17th Street	New York, NY	100%		341,015	22,402	5,794	4,631
95 Columbus	Jersey City, NJ	100%		204,406	25,024	3,938	4,269
218 West 18th Street	New York, NY	100%		178,299	10,118	2,784	2,025
114 5th Avenue	New York, NY	49.5%		129,313 (2)	17,149 (2)	405 (2)	1,325 (2)
149 Madison Avenue	New York, NY	100%		96,074	- (3)	-	-
799 Broadway	New York, NY	49.7%	Yes	81,454 (2)	- (3)	(66) (2)	(66) (2)
Subtotal - New York				1,938,633 **41%**	139,700	23,102	20,728
650 California Street	San Francisco, CA	100%		339,437	33,456	5,436	4,880
333 Market Street	San Francisco, CA	55%		276,781 (2)	14,507 (2) (4)	4,881 (2)	3,414 (2)
221 Main Street	San Francisco, CA	100%		246,066	25,258	4,502	4,099
University Circle	East Palo Alto, CA	55%		292,260 (2)	25,287 (2)	5,660 (2)	4,876 (2)
Subtotal - San Francisco				1,154,544 **24%**	98,508	20,479	17,269
Market Square	Washington, D.C.	51%	Yes	303,280 (2)	25,396 (2)	3,158 (2)	2,975 (2)
1800 M Street	Washington, D.C.	55%		242,075 (2)	17,981 (2)	3,596 (2)	2,763 (2)
80 M Street	Washington, D.C.	100%		107,731	14,093	2,020	1,981
Subtotal - Washington, D.C.				653,086 **14%**	57,470	8,774	7,719
Lindbergh Center (5)	Atlanta, GA	100%		312,646	26,660 (4)	5,904	5,977
One & Three Glenlake Parkway	Atlanta, GA	100%		183,564	18,614 (6)	3,670	3,518
Subtotal - Atlanta				496,210 **11%**	45,274	9,574	9,495
Cranberry Woods Drive	Pittsburgh, PA	100%		203,759	14,788 (4)	3,850	3,566
116 Huntington Avenue	Boston, MA	100%		168,714	12,933	2,002	1,826
Pasadena Corporate Park	Los Angeles, CA	100%		112,113	8,451	1,109	1,320
Subtotal - Other				484,586 **10%**	36,172	6,961	6,712
Corporate & Other				3,289	-	(252) (7)	(254) (7)
Total - All Properties (2)				**$ 4,730,348**	**$ 377,124**	**$ 68,638**	**$ 61,669**
Total - wholly-owned properties				**$ 3,405,185**	**$ 276,804**	**$ 51,004**	**$ 46,382**
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,325,163**	**$ 100,320**	**$ 17,634**	**$ 15,287**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8).

(3) Excluded as the property is currently under redevelopment / development.

(4) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(5) Includes retail component that was acquired on October 24, 2018 (see page 27).

(6) Reimbursements are excluded for Three Glenlake Parkway, as operating expenses, except for insurance expense, are paid directly by the tenant.

(7) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties.

Supplemental Information - Q4 2018 20

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 12/31/2018)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	482	100.0%	100.0%	100.0%
315 Park Avenue South	New York, NY	100%	331	327	98.8%	83.2%	62.6%
249 West 17th Street	New York, NY	100%	281	281	100.0%	100.0%	100.0%
95 Columbus	Jersey City, NJ	100%	630	630	100.0%	100.0%	100.0%
218 West 18th Street	New York, NY	100%	166	152	91.6%	91.6%	91.6%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	-	-	-
799 Broadway	New York, NY	49.7%	- (3)	- (3)	-	-	-
Subtotal - New York			2,064	2,046	99.1%	96.6%	93.3%
650 California Street	San Francisco, CA	100%	470	456	97.0%	93.9%	90.3%
333 Market Street	San Francisco, CA	55%	361 (2)	361 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	100%	383	347	90.6%	87.9%	89.1%
University Circle	East Palo Alto, CA	55%	248 (2)	246 (2)	99.2%	99.2%	98.3%
Subtotal - San Francisco			1,462	1,410	96.4%	94.7%	93.7%
Market Square	Washington, D.C.	51%	355 (2)	314 (2)	88.5%	84.1%	75.8%
1800 M Street	Washington, D.C.	55%	311 (2)	294 (2)	94.5%	92.7%	87.1%
80 M Street	Washington, D.C.	100%	286	270	94.4%	93.2%	89.0%
Subtotal - Washington, D.C.			952	878	92.2%	89.6%	83.5%
Lindbergh Center (4)	Atlanta, GA	100%	1,102	1,090	98.9%	96.8%	96.8%
One & Three Glenlake Parkway	Atlanta, GA	100%	706	706	100.0%	100.0%	89.5%
Subtotal - Atlanta			1,808	1,796	99.3%	98.1%	94.0%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	272	242	89.0%	89.0%	81.4%
Pasadena Corporate Park	Los Angeles, CA	100%	262	246	93.9%	93.9%	93.9%
Subtotal - Other			1,358	1,312	96.6%	96.6%	95.2%
Total - All Properties (2)			**7,644**	**7,442**	**97.4%**	**95.7%**	**92.7%**
Total - All Properties (at 100%)			**8,915 (5)**	**8,658 (5)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.
(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.
(3) Excluded as the property is currently under redevelopment / development.
(4) Includes retail component that was acquired on October 24, 2018 (see page 27).
(5) Includes 100% of properties held in unconsolidated joint ventures (see page 19).

Supplemental Information - Q4 2018 21

Columbia Property Trust, Inc.

Occupancy Summary (1)

Unaudited (SF in thousands) (at 12/31/2018)

	Rentable Square Footage (1)	Leased Square Footage (1)	Percent Leased
As of September 30, 2018	**7,497**	**7,297**	**97.3%**
Acquisition (2)			
Lindbergh Center (retail)	146	133	91.4%
Subtotal	**7,643**	**7,430**	
Leasing Activity			
New Leases (3)	1	67	
Lease Expirations/Early Terminations		(55)	
Net Absorption	**1**	**12**	
As of December 31, 2018	**7,644**	**7,442**	**97.4%**


Percent Leased
100%
95%
90%
85%
80%
96.2%
96.8%
97.1%
97.3%
97.4%
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18

(1) Excludes 149 Madison and 799 Broadway which are currently under redevelopment / development.
(2) As of acquisition date.
(3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease.

Supplemental Information - Q4 2018 22

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Renewal Leases					
Number of Leases	3	5	2	2	6
Square Feet of Leasing (at 100%)	243,717	236,755	22,630	18,146	979,777
Square Feet of Leasing (at CXP's share) (1)	234,791	230,045	22,630	18,146	973,141
Lease Term (months)	61	38	37	34	81
Tenant Improvements per Square Foot	30.77	14.25	3.74	33.47	10.22
Leasing Commissions per Square Foot	26.13	11.48	8.14	6.76	11.66
Total per Square Foot	$ 56.90	$ 25.73	$ 11.88	$ 40.23	$ 21.88
Tenant Improvements per Square Foot per Year of Lease Term	6.03	4.46	1.22	11.95	1.52
Leasing Commissions per Square Foot per Year of Lease Term	5.12	3.60	2.65	2.41	1.74
Total per Square Foot per Year	$ 11.15	$ 8.06	$ 3.87	$ 14.36	$ 3.26
Cash Rent Releasing Spread (2)	**6.2%**	**3.1%**	**5.1%**	**6.2%**	**-6.7%**
GAAP Rent Releasing Spread (2)	**12.5%**	**5.5%**	**5.7%**	**11.2%**	**0.5%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	8	6	4	12	4
Square Feet of Leasing (at 100%)	154,620	21,347	44,087	56,290	37,735
Square Feet of Leasing (at CXP's share) (1)	145,068	16,071	32,337	48,004	32,852
Lease Term (months)	190	108	121	96	114
Tenant Improvements per Square Foot	98.98	110.01	112.17	69.76	84.75
Leasing Commissions per Square Foot	29.54	30.29	42.81	23.45	36.06
Total per Square Foot	$ 128.52	$ 140.30	$ 154.98	$ 93.21	$ 120.81
Tenant Improvements per Square Foot per Year of Lease Term	6.26	12.28	11.15	8.76	8.94
Leasing Commissions per Square Foot per Year of Lease Term	1.87	3.38	4.26	2.94	3.81
Total per Square Foot per Year	$ 8.13	$ 15.66	$ 15.41	$ 11.70	$ 12.75
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	4	6	4	3	6
Square Feet of Leasing (at 100%)	43,447	162,615	83,343	49,010	253,334
Square Feet of Leasing (at CXP's share) (1)	35,527	158,910	82,361	49,010	253,096
Lease Term (months)	96	138	115	100	146
Tenant Improvements per Square Foot	64.53	72.77	43.92	55.98	89.92
Leasing Commissions per Square Foot	24.46	22.08	21.38	32.45	35.97
Total per Square Foot	$ 88.99	$ 94.85	$ 65.30	$ 88.43	$ 125.89
Tenant Improvements per Square Foot per Year of Lease Term	8.08	6.33	4.58	6.75	7.39
Leasing Commissions per Square Foot per Year of Lease Term	3.06	1.92	2.23	3.91	2.95
Total per Square Foot per Year	$ 11.14	$ 8.25	$ 6.81	$ 10.66	$ 10.34
Cash Rent Releasing Spread (2)	**49.8%**	**9.1%**	**-0.7%**	**59.0%**	**15.8%**
GAAP Rent Releasing Spread (2)	**70.1%**	**21.8%**	**13.9%**	**66.2%**	**20.7%**
Total Leases					
Number of Leases	15	17	10	17	16
Square Feet of Leasing (at 100%)	441,784	420,717	150,060	123,446	1,270,846
Square Feet of Leasing (at CXP's share) (1)	415,386	405,026	137,328	115,160	1,259,089
Lease Term (months)	130	119	112	96	107
Tenant Improvements per Square Foot	68.10	65.95	61.97	60.87	43.35
Leasing Commissions per Square Foot	27.81	20.96	27.01	27.96	21.81
Total per Square Foot	$ 95.91	$ 86.91	$ 88.98	$ 88.83	$ 65.16
Tenant Improvements per Square Foot per Year of Lease Term	6.29	5.51	5.57	8.41	2.89
Leasing Commissions per Square Foot per Year of Lease Term	3.81	2.93	2.78	3.27	2.03
Total per Square Foot per Year	$ 10.10	$ 8.44	$ 8.35	$ 11.68	$ 4.92
Cash Rent Releasing Spread (2)	**11.4%**	**8.2%**	**-0.2%**	**56.1%**	**2.3%**
GAAP Rent Releasing Spread (2)	**19.3%**	**19.1%**	**13.1%**	**63.2%**	**8.6%**

(1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q4 2018 23

Columbia Property Trust, Inc.

Lease Expiration Schedule

Unaudited (SF & $ in thousands) (at 12/31/2018)

Year	Expiring Annualized Lease Revenue (ALR)	% of ALR Expiring	Expiring Rentable Square Footage	% of Rentable Square Footage Expiring
Vacant	$ -	0.0%	202	2.6%
2019	11,462	3.0%	156	2.1%
2020	21,772	5.8%	354	4.6%
2021	61,959	16.4%	1,753	22.9%
2022	24,828	6.6%	480	6.3%
2023	34,838	9.2%	527	6.9%
2024	21,861	5.8%	290	3.8%
2025	44,312	11.8%	604	7.9%
2026	32,006	8.5%	678	8.9%
2027	14,171	3.8%	184	2.4%
2028	6,668	1.8%	100	1.3%
2029	21,204	5.6%	344	4.5%
2030	27,941	7.4%	362	4.7%
2031	877	0.2%	25	0.3%
2032	16,853	4.5%	854	11.2%
2033+	36,372	9.6%	731	9.6%
Total	**$ 377,124**	**100.0%**	**7,644**	**100.0%**


Lease Expiration Schedule
20.0%
15.0%
10.0%
5.0%
0.0%
3.0%
5.8%
16.4%
6.6%
9.2%
5.8%
11.8%
8.5%
3.8%
1.8%
5.6%
7.4%
0.2%
4.5%
9.6%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033+
% of ALR Expiring

NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date.

Supplemental Information - Q4 2018 24

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (SF & $ in thousands)

	New York (1)			San Francisco (1)			Washington, D.C. (1)		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q1 2019	31	2,623	84.61	9	697	77.44	33	1,917	58.09
Q2 2019	-	-	-	5	519	103.80	9	401	44.56
Q3 2019	-	-	-	28	2,445	87.32	-	-	-
Q4 2019	-	-	-	15	1,118	74.53	16	1,214	75.88
Total - 2019	31	2,623	84.61	57	4,779	83.84	58	3,532	60.90
Q1 2020	28	2,069	73.89	17	1,253	73.71	10	889	88.90
Q2 2020	8	253	31.63	77	5,584	72.52	4	383	95.75
Q3 2020	32	2,057	64.28	64	4,140	64.69	-	-	-
Q4 2020	1	54	54.00	16	1,207	75.44	2	189	94.50
Total - 2020	69	4,433	64.25	174	12,184	70.02	16	1,461	91.31
2021	472	18,237	38.64	115	9,825	85.43	104	6,797	65.36
2022	83	6,421	77.36	27	2,450	90.74	105	6,277	59.78
2023	68	5,420	79.71	173	16,093	93.02	75	5,010	66.80
Thereafter	1,323	102,566	77.53	864	53,177	61.55	520	34,393	66.14
Total	**2,046**	**$ 139,700**	**$ 68.28**	**1,410**	**$ 98,508**	**$ 69.86**	**878**	**$ 57,470**	**$ 65.46**

	Atlanta			Other			All Markets		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q1 2019	-	-	-	-	-	-	73	5,237	71.74
Q2 2019	-	-	-	-	-	-	14	920	65.71
Q3 2019	-	-	-	10	528	52.80	38	2,973	78.24
Q4 2019	-	-	-	-	-	-	31	2,332	75.23
Total - 2019	-	-	-	10	528	52.80	156	11,462	73.47
Q1 2020	12	503	41.92	-	-	-	67	4,714	70.36
Q2 2020	-	-	-	-	-	-	89	6,220	69.89
Q3 2020	6	196	32.67	61	2,235	36.64	163	8,628	52.93
Q4 2020	6	219	36.50	10	541	54.10	35	2,210	63.14
Total - 2020	24	918	38.25	71	2,776	39.10	354	21,772	61.50
2021	997	24,227	24.30	65	2,873	44.20	1,753	61,959	35.34
2022	50	1,414	28.28	215	8,266	38.45	480	24,828	51.73
2023	143	4,469	31.25	68	3,846	56.56	527	34,838	66.11
Thereafter	582	14,246	24.48	883	17,883	20.25	4,172	222,265	53.28
Total	**1,796**	**$ 45,274**	**$ 25.21**	**1,312**	**$ 36,172**	**$ 27.57**	**7,442**	**$ 377,124**	**$ 50.68**

(1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q4 2018 25

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 12/31/2018)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
AT&T Corporation/AT&T Services	BBB+	1	$ 22,795	6.0%	955	12.8%	2.0
Pershing LLC	A	1	18,452	4.9%	471	6.3%	2.5
Twitter	BB-	1	16,174	4.3%	215	2.9%	11.3
Wells Fargo Bank N.A.	AA-	3	15,520	4.1%	371	5.0%	7.3
Yahoo!	BB+	1	14,794	3.9%	193	2.6%	6.5
Westinghouse Electric Company	Not Rated	1	14,788	3.9%	824	11.1%	13.9
DocuSign, Inc.	Not Rated	1	10,897	2.9%	138	1.8%	5.6
Snap Inc.	Not Rated	1	9,739	2.6%	121	1.6%	14.0
Newell Rubbermaid, Inc.	BBB-	1	9,592	2.6%	411	5.5%	1.4
WeWork Companies Inc.	Not Rated	2	7,384	2.0%	129	1.7%	12.2
DLA Piper US, LLP	Not Rated	1	7,220	1.9%	65	0.9%	4.5
Affirm, Inc.	Not Rated	1	6,147	1.6%	89	1.2%	7.2
Oracle America, Inc.	AA-	2	5,711	1.5%	102	1.4%	3.9
Room & Board	Not Rated	1	5,371	1.4%	60	0.8%	15.8
Quality Technology Services	BB-	1	5,217	1.4%	128	1.7%	7.8
MongoDB, Inc.	Not Rated	1	4,856	1.3%	64	0.9%	-
Gemini Trust Company, LLC	Not Rated	1	4,706	1.3%	51	0.7%	10.4
Amazon Web Services, Inc.	AA-	1	4,679	1.2%	49	0.7%	2.5
Pitchbook	Not Rated	1	4,621	1.2%	51	0.7%	11.1
Credit Suisse	A	1	4,563	1.2%	62	0.8%	1.3
Subtotal - Top 20			**$ 193,226**	**51.2%**	**4,549**	**61.1%**	**6.9**
All other			183,898	48.8%	2,893	38.9%	6.5
Total			**$ 377,124**	**100.0%**	**7,442**	**100.0%**	**6.7**

Tenant Industry Profile (1)


Other
24.4%
Business Services
24.4%
Rubber & Plastic Products
2.5%
Real Estate
3.3%
Security and Commodity Brokers
4.1%
Electric, Gas, and Sanitary Services
4.7%
Legal Services
6.0%
Nondepository Institutions
6.4%
Communication
6.9%
Engineering and Management Services
7.2%
Depository Institutions
10.1%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Reflects CXP's ownership share of ALR for properties held in unconsolidated joint ventures.

(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q4 2018 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/16 - 2/13/19) - Acquisitions

Unaudited ($ in thousands)

Acquisitions							
Property Name	**Location**	**Acquisition Date**	**Percent Ownership**	**Purchase Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Acquisition**
Lindbergh Center (retail)	Atlanta, GA	10/24/2018	100%	$ 23,000	146,419	$ 157	91.4%
149 Madison	New York, NY	11/28/2017	100%	87,700	127,000	691	0.0%
218 West 18th Street	New York, NY	10/11/2017	100%	174,700	165,670		100.0%
249 West 17th Street	New York, NY	10/11/2017	100%	339,400	281,294		100.0%
Subtotal (2 Property Portfolio)				514,100	446,964	1,150	
Total - Acquisitions (excluding Joint Ventures)				**$ 624,800**	**720,383**		

Property Purchased in Joint Venture	**Location**	**Closing Date**	**% Purchased**	**Purchase Value @ 100%**	**Rentable Square Footage**	**$ / SF**	**% Leased at Closing Date**
1800 M Street	Washington, D.C.	10/11/2017	55%	$ 421,000	580,930	$ 725	94.0%
114 5th Avenue	New York, NY	7/6/2017	49.5%	220,000	351,451	626	100.0%
Total - Joint Ventures				**$ 641,000**	**932,381**		

Property Purchased for Development in Joint Venture	**Location**	**Closing Date**	**% Purchased**	**Purchase Value @ 100%**	**Approximate Developable Square Footage**	**Expected Delivery Date**
799 Broadway	New York, NY	10/3/2018	49.7%	$ 145,500	182,000	2020

Supplemental Information - Q4 2018 27

Columbia Property Trust, Inc.

Transaction Activity (1/1/16 - 2/13/19) - Dispositions

Unaudited ($ in thousands)

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
Dispositions							
222 East 41st Street	New York, NY	5/29/2018	100%	$ 332,500	389,522	854	100.0%
Key Center Tower	Cleveland, OH	1/31/2017	100%		1,326,153		81.8%
Key Center Marriott	Cleveland, OH	1/31/2017	100%		NA		
Subtotal (2 Property Portfolio)				267,500	1,326,153	NA	
5 Houston Center	Houston, TX	1/6/2017	100%		580,875		75.4%
Energy Center	Houston, TX	1/6/2017	100%		332,000		100.0%
515 Post Oak	Houston, TX	1/6/2017	100%		273,710		79.6%
Subtotal (3 Property Portfolio)				272,000	1,186,585	$ 229	83.2%
SanTan Corporate Center	Phoenix, AZ	12/15/2016	100%	58,500	266,531	219	100.0%
Sterling Commerce	Dallas, TX	11/30/2016	100%	51,000	309,586	165	100.0%
9127 S. Jamaica Street	Denver, CO	10/12/2016	100%	19,500	107,638	181	0.0%
80 Park Plaza	Northern New Jersey	9/30/2016	100%	174,500	960,689	182	85.8%
9189, 9191 & 9193 S. Jamaica Street	Denver, CO	9/22/2016	100%	122,000	370,485	329	100.0%
800 North Frederick	Suburban Maryland	7/8/2016	100%	48,000	393,000	122	0.0%
100 East Pratt	Baltimore, MD	3/31/2016	100%	187,000	653,135	286	98.5%
Total - Dispositions (excluding Joint Ventures)				**$ 1,532,500**	**5,963,324**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value @ 100%	Rentable Square Footage	$ / SF	% Leased at Closing Date
University Circle	San Francisco, CA		45% / 55%	$ 540,000	451,287	$ 1,197	100.0%
333 Market Street	San Francisco, CA		45% / 55%	500,000	657,114	761	100.0%
Subtotal (2 Property Portfolio)		7/6/2017 & 2/1/2018 (1)		$ 1,040,000	1,108,401	938	100.0%
Total - Joint Ventures				**$ 1,040,000**	**1,108,401**		

(1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018.

Supplemental Information - Q4 2018 28

Columbia Property Trust, Inc.

Development Projects

Unaudited ($ in thousands)

Project / Location	Approximate Square Feet	Project Start	Estimated Initial Occupancy	% Ownership	CXP Share Equity Invested to Date	CXP Share Estimated Future Equity	CXP Share Estimated Total Investment	CXP Share Debt Balance at 12/31/18	CXP Share Total Financing	% Leased
149 Madison Avenue Redevelopment New York, NY	121,000	Q4 2017	Q3 2020	100%	$ 99,365	$ 35,750	$ 135,115	$ -	$ -	94.5%
799 Broadway New York, NY	182,000	Q4 2018	Q4 2020	49.7%	$ 33,459	$ 25,144	$ 58,603	$ 50,233	$ 92,939	0.0%

Supplemental Information - Q4 2018 29

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net Income (loss)	**$ 9,491**	**$ 176,041**	**$ 5,003**	**$ 6,429**	**$ (3,439)**	**$ 1,498**	**$ (1,348)**
Depreciation	81,795	80,394	20,401	19,878	20,681	20,835	19,865
Amortization	32,554	32,403	7,995	7,920	8,623	8,016	7,885
Adjustments included in income (loss) from unconsolidated joint ventures	51,377	21,288	12,668	12,519	12,632	13,558	9,887
Gain on sale of unconsolidated joint venture interests	(762)	-	-	-	-	(762)	-
Gain on sale of real estate assets	-	(175,518)	-	-	-	-	-
Impairment loss on real estate assets	30,812	-	-	-	30,812	-	-
FFO	**$ 205,267**	**$ 134,608**	**$ 46,067**	**$ 46,746**	**$ 69,309**	**$ 43,145**	**$ 36,289**
Non-cash carrying costs for Shuman Boulevard	2,063	3,420	-	-	196	1,867	1,903
(Gain) loss on extinguishment of debt	(23,340)	325	373	-	(23,713)	-	-
Normalized FFO	**$ 183,990**	**$ 138,353**	**$ 46,440**	**$ 46,746**	**$ 45,792**	**$ 45,012**	**$ 38,192**
Normalized FFO per share (basic)	**$ 1.56**	**$ 1.15**	**$ 0.40**	**$ 0.40**	**$ 0.39**	**$ 0.38**	**$ 0.32**
Normalized FFO per share (diluted)	**$ 1.56**	**$ 1.14**	**$ 0.40**	**$ 0.40**	**$ 0.39**	**$ 0.38**	**$ 0.32**
Weighted-average common shares outstanding - basic	117,888	120,795	116,853	117,609	118,035	119,082	119,383
Weighted-average common shares outstanding - diluted	118,311	121,159	117,359	118,207	118,462	119,350	119,841

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net Cash Provided by Operating Activities	**$ 97,625**	**$ 61,924**	**$ 36,588**	**$ 41,854**	**$ 4,412**	**$ 14,771**	**$ 14,809**
Adjustments included in income (loss) from unconsolidated joint ventures	47,069	22,296	12,013	11,628	11,541	11,887	13,069
Distributions from unconsolidated joint ventures	(28,802)	(3,681)	(7,338)	(6,449)	(6,442)	(8,573)	(3,681)
Net changes in operating assets and liabilities	37,072	34,337	125	(7,295)	27,911	16,331	4,847
Maintenance capital (1) (2)	(23,824)	(36,245)	(3,128)	(10,877)	(5,283)	(4,536)	(11,742)
AFFO	**$ 129,140**	**$ 78,631**	**$ 38,260**	**$ 28,861**	**$ 32,139**	**$ 29,880**	**$ 17,302**
Weighted-average common shares outstanding - basic	117,888	120,795	116,853	117,609	118,035	119,082	119,383
Weighted-average common shares outstanding - diluted	118,311	121,159	117,359	118,207	118,462	119,350	119,841

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19).

Supplemental Information - Q4 2018 30

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net Operating Income (based on GAAP rents)	**$ 271,499**	**$ 228,875**	**$ 68,638**	**$ 67,953**	**$ 68,049**	**$ 66,859**	**$ 63,170**
Straight-line rental income, net (wholly-owned)	(25,984)	(31,932)	(3,689)	(5,056)	(7,736)	(9,503)	(11,578)
Straight-line rental income, net (joint venture)	741	668	418	(135)	424	34	997
Above/below lease market amortization, net (wholly-owned)	(3,152)	(494)	(933)	(1,020)	(1,138)	(61)	(93)
Above/below lease market amortization, net (joint venture)	(11,503)	(2,335)	(2,765)	(2,754)	(2,898)	(3,086)	(1,321)
Net Operating Income (based on cash rents)	**$ 231,601**	**$ 194,782**	**$ 61,669**	**$ 58,988**	**$ 56,701**	**$ 54,243**	**$ 51,175**

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
FFO	**$ 205,267**	**$ 134,608**	**$ 46,067**	**$ 46,746**	**$ 69,309**	**$ 43,145**	**$ 36,289**
Non-cash carrying costs for Shuman Boulevard	2,063	3,420	-	-	196	1,867	1,903
(Gain) loss on extinguishment of debt	(23,340)	325	373	-	(23,713)	-	-
Normalized FFO	**$ 183,990**	**$ 138,353**	**$ 46,440**	**$ 46,746**	**$ 45,792**	**$ 45,012**	**$ 38,192**
Above/below lease market amortization, net	(3,152)	(494)	(933)	(1,020)	(1,138)	(61)	(93)
Straight-line rental income	(25,952)	(32,737)	(3,689)	(5,056)	(7,509)	(9,698)	(11,772)
Stock based compensation expense in G&A	6,966	7,580	1,614	1,630	2,194	1,528	2,072
Non-cash interest expense	3,103	3,009	676	719	826	882	769
Straight-line land rent expense	318	805	-	-	123	195	194
Other non-cash adjustments included in income (loss) from unconsolidated joint ventures	(12,309)	(1,640)	(2,720)	(3,281)	(2,866)	(3,442)	(318)
Total other non-cash adjustments	(31,026)	(23,477)	(5,052)	(7,008)	(8,370)	(10,596)	(9,148)
Maintenance capital (1) (2)	(23,824)	(36,245)	(3,128)	(10,877)	(5,283)	(4,536)	(11,742)
AFFO	**$ 129,140**	**$ 78,631**	**$ 38,260**	**$ 28,861**	**$ 32,139**	**$ 29,880**	**$ 17,302**
Weighted-average common shares outstanding - basic	117,888	120,795	116,853	117,609	118,035	119,082	119,383
Weighted-average common shares outstanding - diluted	118,311	121,159	117,359	118,207	118,462	119,350	119,841

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19).

Supplemental Information - Q4 2018 31

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net Income (loss)	$ **5,003**	$ **6,429**	$ **(3,439)**	$ **1,498**	$ **(1,348)**
Interest expense (net)	13,236	13,049	14,300	15,892	16,147
Interest income from development authority bonds	(1,471)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense	21	3	6	7	165
Depreciation	20,401	19,878	20,681	20,835	19,865
Amortization	7,995	7,920	8,623	8,016	7,885
Adjustments included in income (loss) from unconsolidated joint ventures	14,327	14,189	14,350	15,278	11,999
EBITDA	$ **59,512**	$ **59,668**	$ **52,721**	$ **59,726**	$ **52,913**
Gain on sale of unconsolidated joint venture interests	-	-	-	(762)	-
Impairment loss on real estate assets	-	-	30,812	-	-
EBITDA*re*	$ **59,512**	$ **59,668**	$ **83,533**	$ **58,964**	$ **52,913**
(Gain) loss on extinguishment of debt	373	-	(23,713)	-	-
Adjusted EBITDA*re*	$ **59,885**	$ **59,668**	$ **59,820**	$ **58,964**	$ **52,913**
Asset & property management fee income	(1,982)	(1,825)	(1,818)	(1,759)	(1,656)
General and administrative - corporate	8,600	8,303	8,282	7,794	9,963
General and administrative - unconsolidated joint ventures	895	746	736	731	741
Straight line rental income (net)	(3,689)	(5,056)	(7,736)	(9,503)	(11,578)
Above/below lease market amortization, net	(933)	(1,020)	(1,138)	(61)	(93)
Adjustments included in income (loss) from unconsolidated joint ventures	(1,107)	(1,828)	(1,445)	(1,923)	885
Net Operating Income (based on cash rents)	$ **61,669**	$ **58,988**	$ **56,701**	$ **54,243**	$ **51,175**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(12,590)	(12,003)	(12,005)	(11,814)	(11,305)
Less Net Operating Income from:					
Acquisitions (2)	(9,647)	(10,048)	(8,938)	(8,236)	(7,154)
Dispositions (3) (4)	50	(38)	340	33	(1,466)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (5)	$ **39,482**	$ **36,899**	$ **36,098**	$ **34,226**	$ **31,250**

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).
(2) Reflects activity for the following properties acquired since October 1, 2017, for all periods presented: Lindbergh Center (retail), 799 Broadway (49.7% share), 149 Madison Avenue, 1800 M Street (55% share), 218 West 18th Street, and 249 West 17th Street.
(3) Reflects activity for the following properties sold since October 1, 2017, for all periods presented: 222 East 41st Street, University Circle (22.5% share), and 333 Market Street (22.5% share).
(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.
(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2018 32

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Twelve Months Ended 12/31/2018	Twelve Months Ended 12/31/2017
Net Income	$ **9,491**	$ **176,041**
Interest expense (net)	56,477	58,187
Interest income from development authority bonds	(6,871)	(7,200)
Income tax expense	37	(213)
Depreciation	81,795	80,394
Amortization	32,554	32,403
Adjustments included in income (loss) from unconsolidated joint ventures	58,144	29,726
EBITDA	$ **231,627**	$ **369,338**
Gain on sale of real estate assets	-	(175,518)
Gain on sale of unconsolidated joint venture interests	(762)	-
Impairment loss on real estate assets	30,812	-
EBITDA*re*	$ **261,677**	$ **193,820**
(Gain) loss on extinguishment of debt	(23,340)	325
Adjusted EBITDA*re*	$ **238,337**	$ **194,145**
Asset & property management fee income	(7,384)	(3,782)
General and administrative - corporate	32,979	34,966
General and administrative - unconsolidated joint ventures	3,108	1,454
Straight line rental income (net)	(25,984)	(31,932)
Above/below lease market amortization, net	(3,152)	(494)
Adjustments included in income (loss) from unconsolidated joint ventures	(6,303)	425
Net Operating Income (based on cash rents)	$ **231,601**	$ **194,782**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(42,565)	(36,381)
Less Net Operating Income from:		
Acquisitions (2)	(42,716)	(10,223)
Dispositions (3) (4)	385	(18,339)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (5)	$ **146,705**	$ **129,839**

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).
(2) Reflects activity for the following properties acquired since January 1, 2017, for all periods presented: Lindbergh Center (retail), 799 Broadway (49.7% share), 149 Madison Avenue, 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).
(3) Reflects activity for the following properties sold since January 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, and 515 Post Oak.
(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.
(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2018 33

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net Income (loss)	**$ 5,003**	**$ 6,429**	**$ (3,439)**	**$ 1,498**	**$ (1,348)**
Interest expense (net)	13,236	13,049	14,300	15,892	16,147
Interest income from development authority bonds	(1,471)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense	21	3	6	7	165
Depreciation	20,401	19,878	20,681	20,835	19,865
Amortization	7,995	7,920	8,623	8,016	7,885
Adjustments included in income (loss) from unconsolidated joint ventures	14,327	14,189	14,350	15,278	11,999
EBITDA	**$ 59,512**	**$ 59,668**	**$ 52,721**	**$ 59,726**	**$ 52,913**
Gain on sale of unconsolidated joint venture interests	-	-	-	(762)	-
Impairment loss on real estate assets	-	-	30,812	-	-
EBITDA*re*	**$ 59,512**	**$ 59,668**	**$ 83,533**	**$ 58,964**	**$ 52,913**
(Gain) loss on extinguishment of debt	373	-	(23,713)	-	-
Adjusted EBITDA*re*	**$ 59,885**	**$ 59,668**	**$ 59,820**	**$ 58,964**	**$ 52,913**
Asset & property management fee income	(1,982)	(1,825)	(1,818)	(1,759)	(1,656)
General and administrative - corporate	8,600	8,303	8,282	7,794	9,963
General and administrative - unconsolidated joint ventures	895	746	736	731	741
Adjustments included in income (loss) from unconsolidated joint ventures	1,240	1,061	1,029	1,129	1,209
Net Operating Income (based on GAAP rents)	**$ 68,638**	**$ 67,953**	**$ 68,049**	**$ 66,859**	**$ 63,170**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(14,105)	(14,003)	(13,472)	(13,590)	(10,621)
Less Net Operating Income from:					
Acquisitions (2)	(12,418)	(12,586)	(11,625)	(10,989)	(9,703)
Dispositions (3) (4)	50	(38)	(2,109)	(4,060)	(5,337)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (5)	**$ 42,165**	**$ 41,326**	**$ 40,843**	**$ 38,220**	**$ 37,509**

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).
(2) Reflects activity for the following properties acquired since October 1, 2017, for all periods presented: Lindbergh Center (retail), 799 Broadway (49.7% share), 149 Madison Avenue, 1800 M Street (55% share), 218 West 18th Street, and 249 West 17th Street.
(3) Reflects activity for the following properties sold since October 1, 2017, for all periods presented: 222 East 41st Street, University Circle (22.5% share), and 333 Market Street (22.5% share).
(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.
(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2018 34

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Twelve Months Ended	
	12/31/2018	12/31/2017
Net Income	$ **9,491**	$ **176,041**
Interest expense (net)	56,477	58,187
Interest income from development authority bonds	(6,871)	(7,200)
Income tax expense	37	(213)
Depreciation	81,795	80,394
Amortization	32,554	32,403
Adjustments included in income (loss) from unconsolidated joint ventures	58,144	29,726
EBITDA	$ **231,627**	$ **369,338**
Gain on sale of real estate assets	-	(175,518)
Gain on sale of unconsolidated joint venture interests	(762)	-
Impairment loss on real estate assets	30,812	-
EBITDA*re*	$ **261,677**	$ **193,820**
(Gain) loss on extinguishment of debt	(23,340)	325
Adjusted EBITDA*re*	$ **238,337**	$ **194,145**
Asset & property management fee income	(7,384)	(3,782)
General and administrative - corporate	32,979	34,966
General and administrative - unconsolidated joint ventures	3,108	1,454
Adjustments included in income (loss) from unconsolidated joint ventures	4,459	2,092
Net Operating Income (based on GAAP rents)	$ **271,499**	$ **228,875**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(52,879)	(39,470)
Less Net Operating Income from:		
Acquisitions (2)	(49,907)	(10,792)
Dispositions (3) (4)	(6,157)	(32,860)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (5)	$ **162,556**	$ **145,753**

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).
(2) Reflects activity for the following properties acquired since January 1, 2017, for all periods presented: Lindbergh Center (retail), 799 Broadway (49.7% share), 149 Madison Avenue, 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).
(3) Reflects activity for the following properties sold since January 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, and 515 Post Oak.
(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.
(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2018 35

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q4 2018 36